                                                                   Exhibit 10.4


                                ESCROW AGREEMENT


         This Escrow Agreement, dated as of February 11, 1999 (this "Agreement"), is by and among LeukoSite, Inc., a Delaware corporation ("LeukoSite"), Richard Sherman and Joel Liffmann in their capacity as Stockholders' Representatives of the stockholders of CytoMed, Inc., a Delaware corporation ("CytoMed") (in such capacity and each of their successors being referred to collectively as the "Stockholders Representatives"), and State Street Bank and Trust Company, a Massachusetts banking corporation, in its capacity as escrow agent hereunder. The Stockholders' Representatives and LeukoSite are sometimes referred to herein collectively as the "Interested Parties."

         LeukoSite, LeukoSite Merger Corporation, a Delaware corporation and a wholly owned subsidiary of LeukoSite ("Merger Sub"), and CytoMed, have entered into an Agreement and Plan of Merger and Reorganization dated as of January 4, 1999 (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into CytoMed, and CytoMed, as the surviving corporation in such merger, will become a wholly owned subsidiary of LeukoSite, all subject to the terms and conditions set forth in the Merger Agreement (the "Merger"). It is a condition precedent to LeukoSite's obligation to consummate the Merger that the Stockholders' Representatives (as defined in the Merger Agreement) and the Escrow Agent (as defined below) enter into this Agreement.

         The parties hereby agree as follows:

         1. CERTAIN DEFINED TERMS. Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to them in the Merger Agreement. In addition, as used in this Agreement:

         "Escrow Agent" means State Street Bank and Trust Company or any of its successors appointed pursuant to Section 9 hereof, in each case in the capacity of escrow agent hereunder.

         "Escrowed Securities" means (i) that number of shares of LeukoSite Stock that are delivered to the Escrow Agent pursuant to Section 3 hereof, and
(ii) any securities received in respect thereof (whether by dividend or subdivision, upon conversion, exchange, redemption or otherwise), including, without limitation, any shares of LeukoSite Common Stock issued upon conversion of shares of LeukoSite Series A Preferred Stock held in escrow pursuant to this Agreement.

         "Escrow Fund" means (i) the Escrowed Securities, (ii) any dividends, distributions or income earned thereon and (iii) any other accessions thereto, in each case to the extent held in escrow hereunder as of the relevant time of reference.

         2. APPOINTMENT OF ESCROW AGENT. LeukoSite and the Stockholders' Representative hereby appoint State Street Bank and Trust Company to act as Escrow Agent hereunder, and State Street Bank and Trust Company hereby accepts such appointment and agrees to serve in such capacity subject to the terms and conditions set forth herein.

         3.  ESCROW FUND.

         (a) ESTABLISHMENT OF ESCROW FUND. At the Effective Time of the Merger, LeukoSite shall deliver directly to the Escrow Agent, on behalf of the Stockholders, a stock certificate registered in the name State Street Bank and Trust Company in its capacity as escrow agent hereunder for the benefit of the Stockholders, representing the aggregate number of shares of LeukoSite Series A Preferred Stock indicated with respect to the Stockholders in the attached
SCHEDULE 1, all to be held in escrow by the Escrow Agent. The Escrow Agent shall have no responsibility for the genuineness, validity, market value, title or sufficiency for any intended purpose of the Escrowed Securities. The aggregate number of shares of LeukoSite Series A Preferred Stock represented by the stock certificate to be so delivered by LeukoSite to the Escrow Agent at the Effective Time shall be equal to twenty percent (20%) of the Aggregate Base Consideration Shares issued in connection with the Merger at the Effective Time. The Stockholders hereby consent to: (i) the establishment of this escrow to secure the Stockholders indemnification obligations contained in the Merger Agreement in the manner set forth therein, (ii) the appointment of the Stockholders' Representatives as their representatives for purposes of this Agreement and as attorney-in-fact and agent for and on behalf of each Stockholder, and the taking by the Stockholders' Representative of any and all actions and the making of any decisions required or permitted to be taken or made by them under this Agreement and (c) all of the other terms, conditions and limitations of this Agreement.

         (b) DIVIDENDS, ETC. ON ESCROWED SECURITIES. Until such time, if any, when the Escrowed Securities may be required hereunder to be delivered to a person entitled to indemnification under the Merger Agreement, such Escrowed Securities will remain for the benefit of the respective Stockholders. The Escrow Agent shall be under no obligation to preserve, protect or exercise rights in the Escrowed Securities, and shall be responsible only for reasonable measures to maintain the physical safekeeping thereof and otherwise for the performance and observance of such duties on its part as are expressly set forth in this Agreement; except that it shall, at the written request of the Stockholders' Representatives given to the Escrow Agent at least three Business Days prior to the date on which the Escrow Agent is requested therein to take any action, deliver to the Stockholders' Representative a proxy or other instrument in the form supplied to it by the Stockholders' Representative for voting or otherwise exercising any right of consent with respect to any of the Escrowed Securities held by it hereunder, to authorize therein the Stockholders' Representatives to exercise such voting or consent authority in respect of the Escrowed Securities. The Escrow Agent shall not be responsible for forwarding to any Party, notifying any Party with respect to, or taking any action with respect to, any notice, solicitation or other document or information, written or otherwise, received from an issuer or other person with respect to the Escrowed Securities, including by not limited to, proxy material, tenders, options, the pendency of calls and maturities and expiration of rights. Any dividends or other distributions in respect of Escrowed Securities, and any securities issued upon the conversion, redemption, or exchange of the Escrowed Securities, will be deposited with the Escrow Agent in escrow hereunder immediately upon payment or issuance, accompanied by written notice to the Escrow Agent identifying such deposit of dividends or other distributions.

         (c) TAX LIABILITIES. The Stockholders shall be responsible for any tax liability and tax reporting obligations attributable to (i) the placement of the Escrowed Securities in the escrow contemplated hereby and (ii) the payment of any dividends or other amounts payable (including interest or other income earned but not distributed in any tax year) to the Stockholders with respect to the Escrowed Shares. Each of the Stockholders shall provide the Escrow Agent with an executed IRS Form W-9 or W-8, as applicable.

         (c) TAX INDEMNIFICATION BY THE STOCKHOLDERS. With respect to any payment or distribution of the Escrow Fund to any of the Stockholders, each Stockholder agrees (i) to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to any payment or distribution of the Escrow Fund to such Stockholder or with respect to the performance of other activities under this Agreement to the extent that such activities pertain to such Stockholder, and (ii) to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges pertaining to such Stockholder, and to instruct the Escrow Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable with respect to such Stockholder in connection with the performance by the Escrow Agent of its duties and responsibilities under this Agreement. The Stockholders, jointly and severally, agree to indemnify and hold the Escrow Agent harmless from any liability or obligation on account of taxes, assessments, additions for late payment, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent in connection with or relating to any payment made to the Stockholders or other activities performed under the terms of this Agreement with respect to the Stockholders, including without limitation any liability for the withholding or deduction of (or the failure to withhold or deduct) the same, and any liability for failure to obtain proper certifications or to report properly to governmental authorities in connection with this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement. Notwithstanding the joint and several nature of the foregoing indemnification and agreement to hold harmless, the Stockholders hereby agree that, as among them, each Stockholder shall ultimately be liable and responsible only for that portion of any aggregate indemnification payment or obligation owed to the Escrow Agent under this Section 3(d) pertaining to any taxes, assessments, additions for late payment, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent in connection with or relating to any payment made to such Stockholder or other activities performed under the terms of this Agreement for the benefit of, or otherwise relating or pertaining to, such Stockholder.

         (e) TAX INDEMNIFICATION BY LEUKOSITE. With respect to any payment or distribution of the Escrow Fund to LeukoSite, LeukoSite agrees (i) to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to any payment or distribution of the Escrow Fund to LeukoSite or with respect to the performance of other activities under this Agreement to the extent that such activities pertain to LeukoSite, and (ii) to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges pertaining to LeukoSite, and to instruct the Escrow Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable with respect to LeukoSite in connection with the performance by the Escrow Agent of its duties and responsibilities under this Agreement. LeukoSite agrees to indemnify and hold the Escrow Agent harmless from any liability or obligation on account of taxes, assessments, additions for late payment, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent in connection with or relating to any payment made to LeukoSite or other activities performed under the terms of this Agreement with respect to LeukoSite, including without limitation any liability for the withholding or deduction of (or the failure to withhold or deduct) the same, and any liability for failure to obtain proper certifications or to report properly to governmental authorities in connection with this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.

         4.  CLAIMS AGAINST ESCROW FUND.

         (a) NOTICE OF CLAIM. LeukoSite will give the Escrow Agent and the Stockholders' Representatives written notice (a "Notice of Claim") of any claim for indemnification under Section 14 of the Merger Agreement to be paid from the Escrow Fund (a "Claim"), indicating the amount of indemnification sought and specifying in reasonable detail the factual basis therefor to the extent then known to LeukoSite. If the Damages for which indemnification is sought are liquidated, LeukoSite's Notice of Claim will so state and a charge in such amount will be deemed asserted against the Escrow Fund. If such Damages are not liquidated,

LeukoSite's Notice of Claim will so state and will contain its good-faith estimate of the maximum amount of such Claim, and in such event, a charge in such amount will be deemed asserted against the Escrow Fund. LeukoSite will not be entitled to give any Notice of Claim after the date on which all of the Escrow Fund is released from the escrow hereunder pursuant to, and in accordance with, the provisions of Section 5(a) hereof.

         (b) OBJECTION TO CLAIM. If within ten business days after the date a Notice of Claim is delivered to the Escrow Agent and the Stockholders' Representatives in accordance with Section 4(a), the Stockholders' Representatives advise the Escrow Agent in writing that they object to such Notice of Claim (or a portion thereof), stating in reasonable detail the basis of their objection, then unless and until the Stockholders' Representatives withdraw such objection in writing, the Claim ( or the portion thereof so disputed, as the case may be) to which such Notice of Claim relates will be deemed to be a "Disputed Claim"; otherwise, such Claim (or portion thereof not so disputed, as the case may be) will be deemed to be an "Allowed Claim."

         (c) PAYMENT OF ALLOWED CLAIMS. As promptly as is practicable, and in any event within fifteen days, after a Claim (or a portion thereof) is determined to be an Allowed Claim, or if at the time a Notice of Claim with respect to such Claim (or portion thereof) was given in accordance with Section 4(a), such Claim was not liquidated in amount, then as promptly as practicable after the later to occur of (i) such Claim (or portion thereof) becoming an Allowed Claim in accordance with the provisions of Section 4(b) above and (ii) such Claim (or portion thereof) becoming liquidated and written notice thereof is given by LeukoSite to the Escrow Agent and the Stockholders' Representatives, the Escrow Agent will release from escrow and deliver to LeukoSite a number of Escrowed Securities (to the extent Escrowed Securities remain available) sufficient to satisfy such Claim (or portion thereof), registered to LeukoSite. For purposes of calculating the number of Escrowed Securities to be delivered to LeukoSite pursuant to this Section 4(c), the cash value of each share of LeukoSite Stock and of the Merger Conversion Shares shall be conclusively deemed to equal $11.88 per share (such dollar figure to be proportionately adjusted to reflect stock splits, stock dividends, reverse stock splits, and other recapitalizations, reorganizations and similar events affecting LeukoSite Common Stock and occurring after the date of this Agreement, notice of which having been given to the Escrow Agent.).

         (d) NO PAYMENT OF DISPUTED CLAIMS. Except as otherwise expressly provided herein, the Escrow Agent will not release from escrow or deliver any part of the Escrow Fund in respect of any Disputed Claim.

         (e) PAYMENT OF INCOME, ETC. Except as otherwise expressly provided herein, to the extent that any amount of the money and/or property originally deposited into escrow hereunder is distributed to LeukoSite or any Stockholder, all income and other accessions with respect to such amount (including without limitation interest and dividends) will be distributed to the same party and at the same time.

         (f) INVESTMENT PROVISIONS. The Escrow Agent shall invest the Escrowed Funds at, and pursuant to, the joint written direction of LeukoSite and the Stockholders' Representatives in Eligible Investments and shall not be responsible for or liable for any loss accruing from any investment made in accordance herewith. "Eligible Investments" shall mean (i) obligations issued or guaranteed by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) obligations (including certificates of deposit and banker's acceptances) of any domestic commercial bank having capital and surplus in excess of $500,000,000; (iii) repurchase obligations for underlying securities of the type described in clause (i); (iv) shares of money market funds at least 95% of the assets of which constitute obligations of the type described in clause (i) above. No investment shall have a term of more than 90 days. If otherwise qualified, obligations of the Escrow Agent shall qualify as Eligible Investments. Absent its timely receipt of such specific written investment instructions from LeukoSite and the Stockholders' Representatives, the Escrow Agent shall have no obligation or duty to invest (or otherwise pay interest on) the Escrow Funds. All earnings received from the investment of the Escrow Funds shall be credited to, and shall become a part of, the Escrow Fund (and any losses on such investments shall be debited to the Escrow Account). The Escrow Agent shall have no liability for any investment losses, including any losses on any investment required to be liquidated prior to maturity in order to make a payment required hereunder.

         5.  RELEASE AND DELIVERY OF ESCROW FUND.

         (a) ON CUT-OFF DATE. If LeukoSite has not delivered a Notice of Claim to the Escrow Agent and the Stockholders' Representatives on or prior to December 31, 1999 (the "Cut-Off Date"), the Escrow Agent will release all of the remaining Escrow Fund from escrow promptly thereafter, and deliver it to the Stockholders PRO RATA in accordance with their respective number of shares of LeukoSite Series A Preferred Stock initially deposited in escrow as set forth on
SCHEDULE 1. If LeukoSite has delivered a Notice of Claim to the Escrow Agent and the Stockholders' Representatives on or prior to December 31, 1999, and such Notice of Claim is received by the Escrow Agent on or prior to such date, then the Escrow Agent will release all of the remaining Escrow Fund from escrow on the second anniversary of the Closing Date and deliver it to the Stockholders PRO RATA in accordance with their respective number of shares of LeukoSite Series A Preferred Stock initially deposited in escrow as set forth on SCHEDULE 1, PROVIDED, that the Escrow Agent will retain and continue to hold in escrow such portion, if any, of the Escrow Fund with respect to which LeukoSite has asserted any Claim(s) in accordance with this Agreement which have not been resolved (it being understood that such portion, if any, of the Escrow Fund will continue to be subject to the escrow contemplated under this Agreement and will be released from such escrow only in accordance with the provisions of Section 4(c), Section 5(b) or Section 5(c) hereof). Notwithstanding anything in this Section 5(a) to the contrary, a Notice of Claim delivered by LeukoSite and received by the Escrow Agent and the Stockholders' Representatives on or prior to December 31, 1999, in connection with any adjustment in the Aggregate Base Consideration Shares pursuant to
Section 3.7(e) of the Merger Agreement shall not be taken into account in determining whether the Escrow Agent should release all of the remaining Escrow Fund from escrow on December 31, 1999 in accordance with the provisions set forth in this Section 5(a).

         (b) AS DIRECTED BY A COURT. Except as otherwise specifically provided herein, the Escrow Agent will retain the portion of the Escrow Fund representing disputed claims until such time or times as it receives notice that a judgment, order, or decree has been entered or made by any court with respect to the disposition of the Escrow Fund (or any portion thereof) that, in the opinion of legal counsel chosen by the Escrow Agent, is binding upon the Escrow Agent and not subject to further appeal or modification before compliance is required therewith, in which case the Escrow Agent will comply with such judgment, order, or decree.

         (c) AS DIRECTED BY THE PARTIES. Notwithstanding any other provision of this Agreement, the Escrow Agent will release all or any part of the Escrow Fund and deliver it in accordance with written instructions duly executed (in counterparts or otherwise) by LeukoSite and the Stockholders' Representatives.

         6. LIABILITY OF ESCROW AGENT. This Agreement is entered into by the Escrow Agent as an accommodation to, and solely for the benefit of, LeukoSite and the Stockholders; and no other person will have any right to enforce or receive the benefits of this Agreement other than enforcement hereof by the Stockholders' Representatives on behalf of the Stockholders. The Escrow Agent will be obligated to perform only such duties as are expressly set forth in this Agreement on its part to be performed, each of which are ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Escrow Agent, and will not be liable to any person or entity whatsoever, except for actual damages caused by its own gross negligence or willful misconduct, and in any event will not be liable for any punitive incidental or consequential damages, including without limitation lost profits. Each Interested Party acknowledges and agrees that the Escrow Agent shall not be responsible for the Merger Agreement or for determining or compelling compliance therewith and shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification. The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository, securities intermediary or other subescrow agent employed by the Escrow Agent than any such book-entry depository, securities intermediary or other subescrow agent has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository, securities intermediary or other subescrow agent was caused by the Escrow Agent's own gross negligence, bad faith or wilful misconduct in breach of this Agreement.

         7. INDEMNIFICATION OF ESCROW AGENT. Each of LeukoSite and the Stockholders, jointly and severally, will indemnify, defend, and hold harmless the Escrow Agent (and its respective officers, directors, stockholders, partners, employees, agents, and other representatives) from and against all damages, losses, costs and expenses (including, without limitation, reasonable attorney's fees and other defense costs and expenses ) related to or arising, directly or indirectly, out of any claim made by any Interested Party, any Stockholder or any third party against the Escrow Agent in connection with this Agreement or with the administration by the Escrow Agent of its duties hereunder, excepting only such damages, losses, costs and expenses (including, without limitation, attorney's fees and other defense costs and expenses ) as may be finally determined by a court of competent jurisdiction to have been caused directly by the Escrow Agent's gross negligence or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.

         8. RELIANCE BY ESCROW AGENT. In the absence of gross negligence or willful misconduct, the Escrow Agent will not incur any liability for (a) acting or failing to act in good-faith reliance upon any written instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), notice, or other document required or permitted under this Agreement and believed by it to be genuine and to have been signed by the proper person(s), without any obligation on its part to make any additional inquiry or investigation, and (b) acting or failing to act in good-faith reliance upon the advice of legal counsel.

         9. RESIGNATION OR REMOVAL OF ESCROW AGENT. The Escrow Agent will have the right to resign as Escrow Agent hereunder at any time, upon 30 days prior written notice to LeukoSite and the Stockholders' Representatives; and the Escrow Agent may be removed by written agreement of LeukoSite and the Stockholders' Representatives delivered to the Escrow Agent, which removal will be effective not earlier than 30 days after such delivery to the Escrow Agent, unless the Escrow Agent consents in writing to an earlier effective time. Before the effectiveness of any such resignation or removal, LeukoSite and the Stockholders' Representatives will jointly appoint another person, reasonably acceptable to both of them, to act in the resigning or removed Escrow Agent's stead hereunder. If LeukoSite and the Stockholders' Representatives fail to agree upon and appoint such successor Escrow Agent before the effectiveness of any such resignation or removal, then unless otherwise instructed by written notice duly executed by LeukoSite and the Stockholders' Representatives, the resigning or removed Escrow Agent will deposit the Escrow Fund with a court of competent jurisdiction and will institute an interpleader proceeding against LeukoSite and the Stockholders, upon which such Escrow Agent will be relieved of all future obligations hereunder.

         10. TERMINATION, AMENDMENT, AND MODIFICATION. This Agreement will terminate when the entire Escrow Fund has been distributed in accordance with the terms hereof. Prior to such time, this Agreement may be terminated, amended, or modified only by a written agreement (in counterparts or otherwise) duly executed and delivered by LeukoSite, the Stockholders' Representatives and the Escrow Agent.

         11. DISPUTES. In the event that there arises any dispute with respect to this Agreement or any transaction or matter in connection with this Agreement, including without limitation the respective rights of LeukoSite and the Stockholders to the release or return of all or any part of the Escrow Fund, the Escrow Agent is authorized (but will not be required) (a) to retain possession of all or any part of the Escrow Fund until such dispute is finally resolved, including without limitation, resolution by mutual agreement of the disputants or by the final judgment, order, or decree of a court of competent jurisdiction after the time for appeal has expired and without any rights of appeal having been perfected; and/or (b) to deposit all or any part of the Escrow Fund with a court of competent jurisdiction and institute an interpleader proceeding against LeukoSite and the Stockholders, upon which the Escrow Agent's future obligations under this Agreement will immediately terminate. The Escrow Agent is authorized (but will not be required) to institute, prosecute, intervene in, and/or defend any such proceedings.

         12. NOTICES; WIRING INSTRUCTIONS.

         (a) All notices, requests, payments, instructions, or other documents to be given hereunder will be in writing or by written telecommunication, and will be deemed to have been duly given if (i) delivered personally (effective upon delivery), (ii) mailed by registered or certified mail, return receipt requested, postage prepaid (effective five business days after dispatch), (iii) sent by a reputable, established courier service that guarantees next business day delivery (effective the next business day), or (iv) sent by telecopier followed within 24 hours by confirmation by one of the foregoing methods (effective upon receipt of the telecopy in complete, readable form), addressed as follows (or to such other address as the recipient party may have furnished to the sending party for the purpose pursuant to this section):

         (i)      If to LeukoSite, to:

                  LeukoSite, Inc.
                  215 First Street
                  Cambridge, MA  02142
                  Attention: Christopher K. Mirabelli, President and CEO Telecopier No. (617) 621-9349

                  with a copy sent at the same time and by the same means to:

                  Justin P. Morreale, Esq.
                  Julio E. Vega, Esq.
                  Bingham Dana LLP
                  150 Federal Street
                  Boston, Massachusetts  02110
                  Telecopier No. (617) 951-8736

         (ii) If to any of the Stockholders and/or the Stockholders' Representatives, to the Stockholders' Representatives at:

                  Richard Sherman
                  Q.E.D. Technologies
                  20 Valley Stream Parkway, Suite 265
                  Malverne, PA 19355-1457
                  Telecopier No. (610) 695-2517

                  and

                  Joel Liffmann
                  Oracle Partners L.P.
                  712 Fifth Avenue
                  45th Floor
                  New York, NY 10019
                  Telecopier No.
                                 ----------------

                  with a copy sent at the same time and by the same means to:

                  Steven D. Singer, Esq.
                  Virginia Kingsley Kapner, Esq.
                  Hale and Dorr LLP
                  60 State Street
                  Boston, MA  02108
                  Telecopier No. (617) 526-5000

         (iii) If to the Escrow Agent, to:

                  State Street Bank and Trust Company
                  Two International Place, Fourth Floor
                  Boston, MA  02110
                  Attention:  Corporate Trust Department
                              Attention:  LeukoSite/CytoMed Escrow
                  Telecopier No. (617) 664-5374

         (b) Any funds to be paid to or by the Escrow Agent hereunder shall be sent by transfer pursuant to the following instructions (or by such method of payment and pursuant to such instruction as may have been given in advance and in writing to or by the Escrow Agent, as the case may be, in accordance with
Section 12(a) above):

                  If to LeukoSite:

                  Bank:  Fleet National Bank
                  ABA:  #011500010
                  A/C#:  #050151-1072-00101
                  Ref:  LeukoSite, Inc.

                  If to the Escrow Agent:

                  Bank:    State Street Bank and Trust Company
                  ABA#:    0110 0002 8
                  A/C#:    9903-990-1
                  Attn:    Corporate Trust Department
                  Ref:     LeukoSite/CytoMed Escrow

         13. GOVERNING LAW. This Agreement will be governed by and interpreted and construed in accordance with the internal laws of Commonwealth of Massachusetts, as applied to contracts under seal made, and entirely to be performed, within Massachusetts, and without reference to principles of conflicts or choice of laws.

         14. COUNTERPARTS. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all of which together will constitute one and the same agreement. In pleading or proving this Agreement, it will not be necessary to produce or account for more than one such counterpart.

         15. ENTIRE AGREEMENT. This Agreement, together with the Merger Agreement and the Indemnification Agreement, contains the entire understanding and agreement among the parties, and supersedes any prior understandings or agreements among them, or between or among any of them, with respect to the subject matter hereof.

         16. CAPTIONS. The captions of sections or subsections of this Agreement are for reference only and will not affect the interpretation or construction of this Agreement.

         17. FEES AND EXPENSES. The Stockholders and LeukoSite each agree, jointly and severally, (i) to pay or reimburse the Escrow Agent for its reasonable attorney's fees and expenses incurred in connection with the preparation of this Agreement and (ii) to pay the Escrow Agent's compensation for its normal services hereunder in accordance with the fee schedule attached hereto as SCHEDULE 2, which may be subject to change hereafter on an annual basis. The Stockholders and LeukoSite each agree, jointly and severally, to reimburse the Escrow Agent on demand for all costs and expenses incurred in connection with the administration of this Agreement or the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder, including without limitation, payment of any reasonable legal fees and expenses incurred by the Escrow Agent in connection with the resolution of any claim by any party hereunder. Without altering or limiting the joint and several liability of any of the Stockholders or LeukoSite to the Escrow Agent hereunder, as amongst themselves, each of LeukoSite, on the one hand, and the Stockholders, on the other hand, will be responsible for one-half of the fees and expenses of Escrow Agent incurred in connection with the performance of its duties hereunder.

         18. BENEFITS OF AGREEMENT; NO ASSIGNMENTS; NO THIRD-PARTY
BENEFICIARIES.

         (a) This Agreement will bind and inure to the benefit of the parties hereto and their respective heirs, successors, and permitted assigns.

         (b) No party will assign any rights or delegate any obligations hereunder without the consent of the other parties, other than in the case of LeukoSite, in connection with a (i) merger or consolidation of LeukoSite or (ii) sale of the assets to which this transaction relates (provided that, in the event of such sale of assets, the buyer agrees in writing with the Stockholders' Representatives to be bound by the obligations of LeukoSite under the Merger Agreement) and any attempt to do so will be void.

         (c) Nothing in this Agreement is intended to or will confer any rights or remedies on any person other than the parties hereto and their respective heirs, successors, and permitted assigns.

         19. EQUITABLE RELIEF. Each of the parties hereby acknowledges that any breach by him or it of his or its obligations under this Agreement would cause substantial and irreparable damage to the parties, and that money damages would be an inadequate remedy therefor, and accordingly, acknowledges and agrees that each other party will be entitled to an injunction, specific performance, and/or other equitable relief to prevent the breach of such obligations.

         20. CONSTRUCTION. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

         21. WAIVERS. No waiver of any breach or default hereunder will be valid unless in a writing signed by the waiving party. No failure or other delay by any party exercising any right, power, or privilege hereunder will be or operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

         22. CONSENT TO JURISDICTION AND SERVICE. Each of the parties hereto hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts in the Commonwealth of Massachusetts and of any Federal court located in said Commonwealth in connection with any actions or proceedings brought against any of the parties hereto (or each of them) arising out of or relating to this Escrow Agreement. In any such action or proceeding, each party hereto hereby absolutely and irrevocably (i) waives any objection to jurisdiction or venue, (ii) waives personal service of any summons, complaint, declaration or other process, and (iii) agrees that the service thereof may be made by certified or registered first-class mail directed to such party, as the case may be, at its address in accordance with Section 12 hereof.

         23. FORCE MAJEURE. The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

         24. REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.






                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Escrow Agreement has been executed and delivered under seal as of the date first above written.


LEUKOSITE:                                  LEUKOSITE, INC.



                                            By
                                              ---------------------------------
                                              Name:
                                              Title:


ESCROW AGENT:                               STATE STREET BANK AND TRUST
                                             COMPANY



                                             By
                                               --------------------------------
                                               Name:
                                               Title:


STOCKHOLDERS'
REPRESENTATIVES:                             ----------------------------------
                                             Richard Sherman, in his capacity
                                              as a Stockholders' Representative



                                             ----------------------------------
                                             Joel Liffmann, in his capacity
                                              as a Stockholders' Representative

                                   SCHEDULE 1


         STOCKHOLDER                                 NO. OF AGGREGATE BASE CONSIDERATION SHARES
                                                     DEPOSITED IN ESCROW
Atlas Venture Fund II, L.P.                                                        9,002.40
Atlas Venture Europe Fund B.V.                                                     7,245.48
CIP Capital, L.P.                                                                  7,319.02
HealthCare Ventures III, L.P.                                                      9,971.33
HealthCare Ventures IV, L.P.                                                       3,052.94
Gateway Venture Partners III L.P.                                                  3,090.37
RHO Management Trust II                                                            2,814.73
Hudson Trust                                                                       1,188.81
New York Life Insurance Company                                                   19,923.95
Stiefel Laboratories (Ireland) Ltd.                                               10,479.56
Richard H. Woodrich                                                                  112.84
Richard A. Fisher                                                                    100.67
Thomas R. Beck                                                                       201.35
Schroder Ventures Int. Life Sciences Fund LP1                                     18,628.86
Schroder Ventures Int. Life Sciences Fund LP2                                      4,139.77
Schroder Ventures Int. Life Sciences Fund
Trust                                                                              6,557.42
Schroder Ventures Int. Life Sciences Co-
Investment Scheme                                                                    147.45
Oracle Strategic Partners, L.P.                                                   44,209.97
Biotechnology Development Fund, LP                                                 9,824.44
WPG-Farber, Weber Fund, L.P.                                                       8,917.63
WPG-Farber Overseas, L.P.                                                            513.85
WPG-Farber, Present Fund, L.P.                                                       335.59
WPG-Farber, Present QP Fund, L.P.                                                     36.94
WPG-Farber, Present Overseas, Ltd.                                                    20.43
Deutsche Vermogensbildungsgesellschaft mbH                                        19,289.22

                                                              TOTAL:                187,125


The shares to be allocated to each shareholder are subject to adjustment prior to their release from escrow in accordance with the terms and conditions of this Agreement and the Merger Agreement.